Exhibit 10.21

Execution Version

ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS

THIS ASSIGNMENT AND ASSUMPTION OF MEMBERSHIP INTERESTS (this “Assignment”) is entered into as of May 26, 2021, by and between MK Cuisine Global LLC, a Delaware limited liability company (“Seller”), and PlantX Lifestyle USA Inc., a Delaware corporation (“Buyer”), and acknowledged and agreed to by Plant-Based Deli, LLC, a California limited liability company (the “Company”).

WHEREAS pursuant to that certain Purchase Agreement, dated as of May 17, 2021, among Seller, Buyer, and, for purposes of Section 1(j) only, PlantX Life Inc., a company incorporated under the laws of British Columbia, and, for purposes of Section 7 only, Matthew Kenney, in his individual capacity (as amended, the “Purchase Agreement”; capitalized terms used but not otherwise defined in this Assignment will have the meanings ascribed thereto in the Purchase Agreement), Seller has agreed to, and now desires to, assign, transfer, and sell to Buyer, and Buyer has agreed to, and now desires to, accept from Seller, Seller’s Interests in the Company.

NOW, THEREFORE, in consideration of the mutual covenants, terms, and conditions set forth in the Purchase Agreement and this Assignment, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

1.                Assignment. Seller hereby assigns and transfers to Buyer all of Seller’s right, title, and interest in and to the Interests.

2.                Acceptance by Buyer. Buyer hereby accepts the assignment of all of Seller’s right, title, and interest in and to the Interests.

3.                Miscellaneous. The provisions of Section 10 of the Purchase Agreement are hereby incorporated into this Assignment mutatis mutandis as if fully set forth herein.

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK; SIGNATURE PAGE IN COUNTERPARTS FOLLOWS.]

IN WITNESS WHEREOF, the parties hereto have executed this Assignment as of the date set forth above.

SELLER:

MK CUISINE GLOBAL LLC

By:	/s/ Matthew Kenney
Name:	Matthew Kenney
Title:	Managing Member

BUYER:

PLANX LIFESTYLE USA INC.

By:	/s/ Lorne Rapkin
Name:	Lorne Rapkin
Title:	CFO

Acknowledged and agreed:

COMPANY:

PLANT-BASED DELI, LLC

By:	/s/ Matthew Kenney
Name:	Matthew Kenney
Title:	Managing Member

[Signature Page to Assignment and Assumption of Membership Interests]